UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2016

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-193467 (Commission File Number)	33-1229046 (I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On November 25, 2016, Akoustis Technologies, Inc. (“Akoustis” or the “Company”) held a closing of a private placement offering (the “Offering”) in which the Company sold 322,000 shares of its common stock, par value $0.001 per share (the “Common Stock”) to accredited investors, at a fixed purchase price of $5.00 per share (the “Offering Price”) for aggregate gross proceeds of $1.61 million. The round was led by Jerry D. Neal, Co-Chairman of the Board and founder of RF Micro Devices, Inc. (Now Qorvo, Inc), Steven Miller, founder of Sawtek, Inc., Jeffrey B. Shealy, President and Chief Executive Officer, and included certain other accredited investors. The Offering was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the safe harbor provided by Rule 506(b) of Regulation D. The Company did not engage, or pay any commissions to, any placement agents or brokers.

In accordance with the terms of the subscription agreement (the “Subscription Agreement”) executed by the Company and each of the Investors, if the Company issues additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions, including but not limited to issuances of awards under Company employee stock incentive programs and certain issuances in connection with credit arrangements, equipment financings, lease arrangements, or similar transactions) between November 25, 2016 and the date that is 90 days after the date on which the Registration Statement (as defined below) is declared effective by the Securities and Exchange Commission (the “SEC”), for a consideration per share less than the Offering Price (as adjusted for any subsequent stock dividend, stock split, distribution, recapitalization, reclassification, reorganization, or similar event) (the “Lower Price”), each Investor will be entitled to receive from the Company additional shares of Common Stock in an amount such that, when added to the number of shares of Common Stock initially purchased by such Investor, will equal the number of shares of Common Stock that such Investor’s investment in the Offering would have purchased at the Lower Price.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the SEC, within 90 calendar days of the final closing of the Offering, to register the resale of the shares of Common Stock issued in the Offering (the “Registrable Shares”). The Company must use commercially reasonable efforts to have the Registration Statement declared effective by the SEC within 180 days after the Registration Statement is first filed with the SEC. If (a) the Company is late in filing the Registration Statement with the SEC, (b) the Registration Statement ceases for any reason to remain continuously effective during the term of the Registration Rights Agreement or the holders of the Registrable Shares are not otherwise permitted to use the prospectus therein for more than 15 consecutive trading days, or (c) the Registrable Shares are not listed or included for quotation on the OTC Markets, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT, or trading in the Common Stock is suspended for more than 3 full consecutive trading days, the Company will make payments to each holder of Registrable Securities, as liquidated damages, a cash sum calculated at a rate of 12% per annum of the aggregate purchase price paid by such holder pursuant to the Subscription Agreement with respect to such holder’s affected Registrable Shares, on a daily pro rata basis for the period during which such shares are affected. The maximum amount of liquidated damages that the Company will pay will be an amount equal to 8% of the Offering Price per affected share. No liquidated damages will be paid with respect to Registrable Shares removed from the Registration Statement in response to a comment from the staff of the SEC limiting the number of shares of Common Stock that may be included in the Registration Statement or with respect to Registrable Shares that may be resold under Securities Act Rule 144 or another exemption from registration under the Securities Act.

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The Company must keep the Registration Statement effective until the earlier of (a) two years from the date it is declared effective by the SEC and (b) the date Rule 144 is available to the holders of Registrable Shares with respect to all of their Registrable Shares without volume or other limitations.

The holders of Registrable Shares have “piggyback” registration rights for such Registrable Shares with respect to up to two registration statements filed by the Company following the effectiveness of the Registration Statement that would permit the inclusion of such shares, subject to customary conditions.

The Company will pay all expenses in connection with any registration obligation provided in the Registration Rights Agreement, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of the Company’s counsel and independent accountants. Each holder of Registrable Shares will be responsible for its own sales commissions, if any, transfer taxes and the expenses of any attorney or other advisor such holder decides to employ.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the text thereof, which is filed as an exhibit hereto and incorporated herein by reference.

Item 3.02            Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated herein by reference.

This Current Report on Form 8-K is filed in accordance with Securities Act Rule 135c and is neither an offer to sell any securities, nor a solicitation of an offer to buy any securities, nor will there be any offer or sale of any securities in any state or jurisdiction absent registration or compliance with an applicable exemption from registration requirements.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Registration Rights Agreement by and among the Company and the investors in the Offering

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Shealy
Name: Jeffrey B. Shealy Title: Chief Executive Officer

Date:  November 25, 2016

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights Agreement by and among the Company and the investors in the Offering